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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 5, 2003


                            NAVISTAR FINANCIAL RETAIL
                            -------------------------
                             RECEIVABLES CORPORATION
                             -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                    333-67112                 51-0337491
           --------                    ---------                 ----------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
       of incorporation)                                    Identification No.)

                                2850 W. Golf Road
                         Rolling Meadows, Illinois 60008
                         -------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (847) 734-4000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     On June 5, 2003, Navistar Financial Retail Receivables Corporation, a Delaware corporation (the "Registrant"), entered into a trust agreement (the "Trust Agreement"), a copy of which is filed as an exhibit hereto, with Chase Manhattan Bank USA, National Association, creating Navistar Financial 2003-A Owner Trust (the "Trust"), a Delaware statutory trust. On June 5, 2003, the Registrant, as seller and the Trust, entered into a Pooling Agreement (the "Pooling Agreement"), a copy of which is filed as an exhibit hereto, pursuant to which retail loans secured by medium and heavy duty trucks, truck chassis, buses and trailers and related property and a beneficial interest in retail leases of medium and heavy duty trucks, truck chassis, buses and trailers and related property were transferred to the Trust. On June 5, 2003, the Trust sold Asset Backed Notes, Series 2003-A, Class A-1, Class A-2, Class A-3, Class A-4 and Class B (the "Notes"), having an aggregate original principal amount of $500,000,000.00. The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of June 5, 2003, between the Trust and The Bank of New York, as indenture trustee, a copy of which is filed as an exhibit hereto. The Notes were sold to Banc One Capital Markets, Inc., Citigroup Global Markets, Inc. and Scotia Capital (USA) Inc., as underwriters, pursuant to an Underwriting Agreement, dated as of May 20, 2003, (the "Underwriting Agreement"), by and among the Registrant, the Servicer and Banc One Capital Markets, Inc., as representative of the underwriters, a copy of which is filed as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     Exhibit No.      Description
     -----------      -----------

     Exhibit 1.1      Underwriting Agreement, dated as of May 20, 2003.

     Exhibit 4.1      Pooling Agreement, dated as of June 5, 2003.

     Exhibit 4.2      Indenture, dated as of June 5, 2003.

     Exhibit 4.3      Trust Agreement, dated as of June 5, 2003.

     Exhibit 99.1     Purchase Agreement, dated as of June 5, 2003.

     Exhibit 99.2     Administration Agreement, dated as of June 5, 2003.

     Exhibit 99.3     Servicing Agreement, dated June 5, 2003.

     Exhibit 99.4     Titling Trust Supplement, dated June 5, 2003.

     Exhibit 99.5     Collateral Supplement, dated June 5, 2003.

     Exhibit 99.6     Lease Purchase Agreement, dated June 5, 2003.

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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              NAVISTAR FINANCIAL RETAIL
                                              RECEIVABLES CORPORATION

                                              /s/  Andrew J. Cederoth
                                              ----------------------------------
                                              By:  Andrew J. Cederoth.
                                              Its: Vice President and Treasurer
Date: June 10, 2003

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